AXS Change Finance ESG ETF

(Ticker: CHGX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 24, 2025, to the

Prospectus and Statement of Additional Information (“SAI”), each dated July 31, 2024, and the

Summary Prospectus dated August 14, 2024.

*** Important Notice Regarding Proposed Fund Reorganization ***

Based on the recommendation of AXS Investments LLC (“AXS”), the investment advisor of the AXS Change Finance ESG ETF (the “Acquired Fund”), the Board of Trustees of Investment Managers Series Trust II (the “Board”) has approved the reorganization of the Acquired Fund into the Stance Sustainable Beta ETF (the “Acquiring Fund”), a series of EA Series Trust (the “Reorganization”). The Reorganization of the Acquired Fund is subject to approval by its shareholders.

The Acquiring Fund has the same investment objective and substantially similar principal investment strategies and principal risks as the Acquired Fund. Empowered Funds, LLC, d/b/a EA Advisers serves as investment advisor to the Acquiring Fund, and Stance Capital, LLC (“Stance Capital”) serves as investment sub-advisor to the Acquiring Fund. Stance Capital has entered into an agreement with Change Finance, PBC (“Change Finance”), the sub-adviser of the Acquired Fund, whereby Change Finance would transfer its investment advisory business relating to the Acquired Fund to Stance Capital. Following the Reorganization, AXS and Change Finance, the sub-adviser of the Acquired Fund, will not be involved with the management of the Acquiring Fund, although Dorrit Lowsen, President and Chief Operating Officer of Change Finance, and Andrew Rodriguez, Chief Executive Officer of Change Finance, will provide consultative support to Stance Capital with respect to environmental, social and governance methodology review for a period of no longer than six years.

The Reorganization will occur pursuant to an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for the Acquired Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares, and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares equal in value to the shares of the Acquired Fund held by such shareholder prior to the Reorganization. The Reorganization is not generally expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for U.S. federal income tax purposes, except for any gain recognized by shareholders as a result of the receipt of cash in lieu of fractional shares of the Acquiring Fund. Change Finance and Stance Capital will bear the costs related to the Reorganization.

The Trust will call a shareholder meeting at which shareholders of the Acquired Fund will be asked to consider and vote on the Plan with respect to the Acquired Fund. If the required shareholder approval for the Reorganization of the Acquired Fund is obtained, the Reorganization is currently expected to take effect on or about April 4, 2025.

Shareholders of the Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the proposed Reorganization, and the Acquiring Fund, including information about the Acquiring Fund’s investment strategies, risks, fees and expenses. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed Reorganization.

Please retain this Supplement with your records.